Exhibit 10.5

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (the “Agreement”), dated as of September 23, 2026, by and among Celularity Inc., a Delaware corporation (the “Company”), the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”), and Philip Barach, as collateral agent (the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Company and the Purchasers have entered into that certain Securities Purchase Agreement, dated as of September 23, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company has agreed to issue and sell to the Purchasers Senior Secured Convertible Promissory Notes in an aggregate principal amount of up to $25,000,000 (each, a “Note” and collectively, the “Notes”);

WHEREAS, the obligations of the Company under the Notes are secured pursuant to that certain Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Company, its applicable Subsidiaries and the Collateral Agent, as collateral agent for the benefit of the Purchasers;

WHEREAS, the Purchase Agreement provides that all Notes shall be pari passu in right of payment and in all other respects, and no Purchaser shall have any priority over any other Purchaser with respect to the Secured Obligations or any Collateral; and

WHEREAS, the Purchasers desire to set forth their agreement regarding the exercise of their respective rights as secured lenders, including with respect to the appointment of the Collateral Agent, the enforcement of remedies, and the sharing of payments and proceeds, in each case on the terms and conditions set forth herein,

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND CONSTRUCTION

Section 1.01. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Intercreditor Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral” has the meaning ascribed to such term in the Security Agreement.

“Collateral Agent” means Philip Barach, in his capacity as collateral agent under the Transaction Documents, and any successor Collateral Agent appointed pursuant to Section 4.07 of this Agreement.

“Company” has the meaning set forth in the preamble.

“Event of Default” has the meaning ascribed to such term in the Notes.

“Majority Directive” has the meaning ascribed to such term in the Security Agreement.

“Notes” has the meaning set forth in the recitals.

“Outstanding Principal Amount” means, with respect to any Purchaser or all the Purchasers, the aggregate outstanding principal amount of all Notes held by such Purchaser or all Purchasers, as the case may be, at the time of determination.

“Pro Rata Share” means, with respect to any Purchaser, a fraction (expressed as a percentage), the numerator of which is the Outstanding Principal Amount of such Purchaser and the denominator of which is the aggregate Outstanding Principal Amount of all Purchasers.

“Purchase Agreement” has the meaning set forth it the recitals.

“Purchaser” has the meaning set forth in the preamble, and any permitted assignee or transferee thereof that becomes a party to this Agreement in accordance with Section 8.07.

“Requisite Purchasers” means the Purchasers holding more than 50% of the Outstanding Principal Amount of all Notes outstanding at the time such calculation is made.

“Secured Obligations” has the meaning ascribed to such term in the Security Agreement.

“Security Agreement” has the meaning set forth in the recitals.

Section 1.02. Construction. Unless the context otherwise requires: (a) words in the singular include the plural and vice versa; (b) references to Articles, Sections and Exhibits are to articles, sections and exhibits of this Agreement; (c) the words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) the word “including” means “including without limitation”; and (e) references to any agreement or instrument shall mean such agreement or instrument as amended, restated, supplemented or otherwise modified from time to time.

ARTICLE II
PARI PASSU STATUS; PRO RATA SHARING

Section 2.01. Pari Passu Status. Each Purchaser acknowledges and agrees that: (a) all Notes rank equally and ratably without priority of one over the other in right of payment and in all other respects; (b) all Secured Obligations are secured equally and ratably by the Collateral, without priority of one Purchaser over any other; and (c) no Purchaser has, or shall be deemed to have, any priority, preference or seniority over any other Purchaser with respect to any payment, distribution, Collateral or exercise of rights under the Transaction Documents.

Section 2.02. Pro Rata Sharing of Payments.

(a) All payments and distributions received by the Company or the Collateral Agent on account of the Secured Obligations (whether received in the ordinary course, upon acceleration, through enforcement of remedies, or otherwise) shall be applied and distributed among the Purchasers pro rata in accordance with their respective Pro Rata Shares.

(b) If any Purchaser shall receive any payment or distribution on account of the Secured Obligations in excess of such Purchaser’s Pro Rata Share of such payment or distribution (a “Disproportionate Payment”), whether through the exercise of any right of setoff, banker’s lien, counterclaim, or otherwise, such Purchaser shall: (i) promptly notify the other Purchasers and the Collateral Agent of such Disproportionate Payment; (ii) hold the amount of such excess in trust for the benefit of the other Purchasers; and (iii) promptly pay over such excess to the Collateral Agent for distribution among the Purchasers in accordance with their respective Pro Rata Shares.

(c) If any excess payment paid over pursuant to Section 2.02(b) is thereafter recovered from the Purchaser that received such payment, the Purchasers that received distributions of such excess from the Collateral Agent shall return their respective Pro Rata Shares of the amount so recovered.

Section 2.03. No Separate Collateral. No Purchaser shall accept or receive any lien, security interest, collateral or guarantee for the benefit of such Purchaser alone as security for the Secured Obligations. Any such lien, security interest, collateral or guarantee received in violation of this Section 2.03 shall be held in trust for the benefit of all Purchasers and shall be promptly delivered to the Collateral Agent to be held as Collateral for the benefit of all Purchasers in accordance with the Security Agreement.

ARTICLE III
RESTRICTIONS ON ENFORCEMENT

Section 3.01. No Independent Action. No Purchaser shall, individually or acting together with fewer than the Requisite Purchasers:

(a) accelerate the maturity of any Note or declare any Event of Default under any Note;

(b) institute, join in, or commence any legal proceedings against the Company or any of its Subsidiaries with respect to the Secured Obligations, including any action to enforce any Note or any other Transaction Document;

(c) commence, or join with any other creditor in commencing, any insolvency, receivership, bankruptcy, reorganization, arrangement, adjustment, composition or similar proceeding against the Company or any of its Subsidiaries;

(d) direct the Collateral Agent to take any enforcement action under the Security Agreement or exercise any rights or remedies with respect to the Collateral;

(e) exercise any right of setoff, recoupment, banker’s lien or counterclaim against the Company with respect to the Secured Obligations; or

(f) take any other action to enforce or collect upon any of the Secured Obligations or to realize upon any Collateral.

Section 3.02. Requisite Purchaser Direction Required. Any action described in Section 3.01 may only be taken upon the prior written consent or direction of the Requisite Purchasers, given in accordance with this Agreement. Any such direction to the Collateral Agent shall constitute a Majority Directive as defined in the Security Agreement.

Section 3.03. Standstill. Each Purchaser agrees that, upon the occurrence of an Event of Default, it shall not take any of the actions described in Section 3.01 for a period of ninety (90) days following written notice of such Event of Default to all Purchasers (the “Standstill Period”), unless the Requisite Purchasers have directed that such action be taken during such period. In the event the Requisite Purchasers are diligently and in good faith discussing the appropriate actions to take but have not come to a consensus on the substance of a Majority Directive by the end of such 90-day period, the Standstill Period will be automatically extended for an additional forty five (45) days to allow the Requisite Purchasers to deliver such Majority Directive,

Section 3.04. Cooperation. Each Purchaser shall cooperate in good faith with the other Purchasers and the Collateral Agent in connection with any enforcement action authorized by the Requisite Purchasers, including providing such consents, instructions and information as may be reasonably necessary to effect such enforcement action.

ARTICLE IV
COLLATERAL AGENT

Section 4.01. Appointment and Acceptance of Authority. (a) Each Purchaser hereby appoints Philip Barach as Collateral Agent under the Security Agreement and hereby authorizes him, as the Collateral Agent, to take such actions on behalf of the Purchasers under the Security Agreement,this Agreement, and the other Transaction Documents and to exercise such powers as are delegated to the Collateral Agent by the terms thereof and hereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall act only upon the written direction of the Requisite Purchasers in a Majority Directive, except as otherwise expressly provided in the Security Agreement, this Agreement or any other Transaction Document. Each Purchaser hereby acknowledges that Philip Barach is a trustee of Philip & Daniele Barach Family Trust, which is a Purchaser under the Purchase Agreement.

(b) Philip Barach hereby accepts the appointment by the Purchasers as Collateral Agent and agrees to perform the Collateral Agent’s duties, obligations and responsibilities as set forth herein and the other Transaction Documents.

Section 4.02. Limitation of Liability. The Collateral Agent shall not be liable for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever suffered by any Purchaser resulting from any action taken or omitted to be taken by him under or in connection with this Agreement, the Security Agreement or any other Transaction Document, except for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements caused directly by his own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The Collateral Agent shall not be deemed to have knowledge of any Event of Default unless and until he has received written notice thereof from a Purchaser or the Company.

Section 4.03. Reliance. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by him in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent may also rely upon any statement made to him orally or by telephone and believed by him in good faith to have been made by the proper Person, and shall not incur any liability for relying thereon.

Section 4.04. Delegation. The Collateral Agent may perform any and all of hiss duties and exercise his rights and powers hereunder, under the Security Agreement or any other Transaction Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of the Collateral Agent’s duties and exercise any and all of the Collateral Agent’s rights and powers by or through his or their respective agents and attorneys-in-fact. The provisions of this Article IV shall apply to any such sub-agent and to the agents and attorneys-in-fact of the Collateral Agent and any such sub-agent.

Section 4.05. Indemnification. Each Purchaser shall indemnify the Collateral Agent (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), in each Purchaser’s Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Security Agreement, or any other Transaction Document, or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided, however, that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent’s own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

Section 4.06. No Fiduciary Duty. The Collateral Agent shall not have any fiduciary relationship with or duty to any Purchaser by reason of this Agreement, the Security Agreement or any other Transaction Document.

Section 4.07. Resignation; Successor Collateral Agent.

(a) The Collateral Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the Purchasers and the Company. Upon receipt of any such notice of resignation, the Requisite Purchasers shall have the right to appoint a successor Collateral Agent. If no such successor shall have been so appointed by the Requisite Purchasers and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Purchasers, appoint a successor Collateral Agent.

(b) Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder and under the Security Agreement. After the retiring Collateral Agent’s resignation hereunder, the provisions of this Article IV shall continue in effect for the benefit of such retiring Collateral Agent with respect to any actions taken or omitted to be taken by it while acting as Collateral Agent.

ARTICLE V
APPLICATION OF PROCEEDS

Section 5.01. Waterfall. Upon the exercise of remedies under the Security Agreement following an Event of Default, all proceeds of Collateral received by the Collateral Agent shall be applied in the following order of priority:

(i) first, to the payment of all costs and expenses incurred by the Collateral Agent in connection with the administration of this Agreement,the Security Agreement and the other Transaction Documents, including reasonable fees and disbursements of counsel to the Collateral Agent;

(ii) second, to the payment of all costs and expenses of enforcement and collection under the Transaction Documents, including reasonable attorneys’ fees and expenses incurred by the Purchasers;

(iii) third, to the payment of all outstanding Secured Obligations owed to the Purchasers, applied pro rata among the Purchasers in accordance with their respective Pro Rata Shares; and

(iv) fourth, the balance, if any, to the Company or as otherwise required by applicable law.

Section 5.02. Insufficiency of Proceeds. If the proceeds of the Collateral are insufficient to pay in full all amounts described in clauses (i) through (iii) of Section 5.01, such proceeds shall be applied in accordance with the priorities set forth in Section 5.01, with any shortfall in any priority level borne by the Persons entitled to payment at such level pro rata in accordance with the amounts owed to each such Person.

ARTICLE VI
VOTING AND CONSENT

Section 6.01. Requisite Purchaser Decisions. Unless a specific provision of this Agreement or any other Transaction Document expressly requires the consent or approval of all Purchasers or a different threshold, all decisions, consents, approvals, waivers and other actions to be taken by the Purchasers under or with respect to the Transaction Documents shall be taken upon the written consent or direction of the Requisite Purchasers.

Section 6.02. Manner of Voting. Any consent, approval, waiver or direction of the Requisite Purchasers shall be given by written notice delivered to the Collateral Agent and the Company. The Collateral Agent shall promptly notify all Purchasers of any written direction or consent received from the Requisite Purchasers.

Section 6.03. Binding Effect. Any action taken or consent given by the Requisite Purchasers in accordance with this Agreement shall be binding upon all Purchasers, whether or not such Purchaser has consented to or participated in such action or consent.

ARTICLE VII
AMENDMENTS AND WAIVERS

Section 7.01. Amendments.

(a) Subject to Section 7.01(b), any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company, the Collateral Agent and the Requisite Purchasers. Any amendment or modification effected in compliance with this Section 7.01(a) shall be binding upon each Purchaser, the Company and the Collateral Agent.

(b) Notwithstanding Section 7.01(a), no amendment, modification or waiver shall, without the prior written consent of each Purchaser directly and adversely affected thereby:

(i) modify the pari passu status of the Notes or the Secured Obligations set forth in Article II;

(ii) modify the pro rata sharing provisions set forth in Section 2.02;

(iii) change the percentage of the aggregate Outstanding Principal Amount of the Notes required to constitute the Requisite Purchasers;

(iv) modify any provision of this Agreement that expressly requires the consent of all Purchasers; or

(v) amend this Section 7.01(b).

Section 7.02. Waivers. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall be effective unless in writing signed by the party or parties granting such waiver, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 8.01. Representations of Each Purchaser. Each Purchaser, severally and not jointly, represents and warrants to the other Purchasers and the Collateral Agent as of the date hereof that:

(a) such Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (or, in the case of an individual or trust, has full legal capacity);

(b) such Purchaser has all necessary power and authority to execute, deliver and perform its obligations under this Agreement;

(c) this Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles;

(d) the execution, delivery and performance by such Purchaser of this Agreement do not and will not conflict with or result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Purchaser or any agreement or instrument to which such Purchaser is a party; and

(e) such Purchaser is the holder of one or more Notes issued pursuant to the Purchase Agreement.

Section 8.02. Purchaser Covenants. Each Purchaser covenants and agrees that: (a) it shall comply with all of its obligations under this Agreement, the Purchase Agreement, the Notes and the other Transaction Documents; (b) it shall not transfer or assign any Note or any interest therein except in compliance with the Purchase Agreement and Section 9.07 of this Agreement; and (c) it shall promptly notify the Collateral Agent and each other Purchaser of any Event of Default of which it becomes aware.

ARTICLE IX
COMPANY ACKNOWLEDGMENT

Section 9.01. Company Acknowledgment and Agreement. The Company hereby acknowledges and agrees that:

(a) the Company has received a copy of this Agreement and understands and consents to the terms and conditions hereof;

(b) all Notes are pari passu in right of payment and in all other respects, and the Company shall not, nor shall it permit any of its Subsidiaries to, take any action that would be inconsistent with the pari passu status of the Notes;

(c) the Company shall make all payments and distributions on account of the Secured Obligations to the Collateral Agent (or as otherwise directed by the Requisite Purchasers) for distribution to the Purchasers in accordance with this Agreement, and the Company shall not make any payment or distribution directly to any individual Purchaser except as directed by the Requisite Purchasers or the Collateral Agent;

(d) the Company shall provide to each Purchaser and the Collateral Agent prompt written notice of any Event of Default under the Notes or any other Transaction Document;

(e) the Company shall not agree to any amendment, modification or waiver of any Transaction Document that would be inconsistent with the terms of this Agreement; and

(f) the Company acknowledges that the Collateral Agent is acting for the benefit of all Purchasers and the Company shall cooperate with the Collateral Agent in the performance of its duties hereunder, under the Security Agreement and any other Transaction Document.

ARTICLE X
MISCELLANEOUS

Section 10.01. Notices. All notices, requests, demands and other communications under this Agreement to the Purchasers shall be given in accordance with Section 5.1 of the Purchase Agreement to the addresses set forth therein (or such other address as any party may designate by written notice to the other parties in accordance with this Section 10.01). Notices to the Collateral Agent and/or the Company shall be sent to the address set forth below their respective signature lines or to such other address as the Collateral Agent or the Company may designate in writing to the other parties hereto from time to time.

Section 10.02. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, (including, without limitation, Section 5-1401 of the New York General Obligaitons Law (“NY GOL”)), without regard to any other conflict of laws rules or principles.

Section 10.03. Submission to Jurisdiction. Pursuant to Section 5-1402 of the NY GOL, each of the parties hereto irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City, County and State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 10.04. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.04.

Section 10.05. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with a valid provision that most closely approximates the intent and economic effect of the invalid, illegal or unenforceable provision.

Section 10.06. Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof relating to the intercreditor arrangements among the Purchasers and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to such subject matter.

Section 10.07. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Purchaser may assign or transfer its rights or obligations under this Agreement except in connection with a transfer of Notes permitted under the Purchase Agreement, and any such assignee or transferee shall, as a condition to such transfer, execute and deliver to the Collateral Agent a joinder agreement in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such assignee or transferee agrees to be bound by the terms of this Agreement.

Section 10.08. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto and their respective successors and permitted assigns, and the Collateral Agent as an express third-party beneficiary) any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 10.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.11. Termination. This Agreement shall terminate and be of no further force or effect upon the indefeasible payment in full of all Secured Obligations and the termination of all commitments of the Purchasers under the Purchase Agreement; provided, however, that the provisions of Article IV (Collateral Agent) shall survive such termination with respect to any actions taken or omitted to be taken by the Collateral Agent while this Agreement was in effect.

[Signature Pages Follow]

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

COMPANY:

CELULARITY INC.

By:
Name:	Robert J. Hariri, MD, PhD
Title:	CEO

ADDRESS FOR NOTICES:

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

COLLATERAL AGENT:

Philip A. Barach

By:
Name:	Philip A. Barach

ADDRESS FOR NOTICES:

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

PURCHASER:

PHILIP & DANIELE BARACH FAMILY TRUST

By:
Name:	Philip A. Barach
Title:	Trustee

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

PURCHASER:

[PURCHASER NAME]

By:
Name:
Title:

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